UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

FIDELITY D & D BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On April 21, 2026, the Board of Directors of Fidelity D & D Bancorp, Inc. (the “Corporation”) approved and adopted the Amended and Restated Bylaws of the Corporation (the “Bylaws”), effective April 21, 2026. The amendments to the Bylaws include revisions to reflect developments in the Pennsylvania Business Corporation Law of 1988, as amended (the “BCL”), as well as other technical, conforming, clarifying and modernizing revisions. The following is a summary of the substantive amendments:

●	Article 1, Section 1.1: Changing the address of the registered office of the Corporation;
●	Article 11, Sections 11.2, 11.4 and 11.7: Updating and conforming the description of the Board’s fiduciary, business judgement and other powers with accordance with the provisions of the BCL;
●	Article 18, Section 18.2: Adding a section to provide for the position of Vice Chairman of the Board;
●
Article 23, Sections 23.1-12.12: Revising and updating indemnification from permissive indemnification to mandatory indemnification and clarifying the applicability of the indemnification provisions in accordance with the requirements of the BCL;

●	Article 32, Section 32.1: Modernizing and clarifying the notice provisions of to include the use of email and other electronic technology; and
●	Updating gender-specific pronouns with gender-inclusive or gender-neutral pronouns.

                    The preceding summary description is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Copy of the Amended Bylaws, dated April 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: April 27, 2026	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer